As filed with the Securities and Exchange Commission on April 29, 2002
                        1933 Act Registration No. 2-11357
                        1940 Act Registration No. 811-582

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X ]
      Pre-Effective Amendment No.  [   ]  [   ]
      Post-Effective Amendment No. [101]  [ X ]
            and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

      Amendment No.                [56]   [ X ]

                        (Check appropriate box or boxes)

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (212) 476-8800

                          Michael M. Kassen, President
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                   (Names and Addresses of agents for service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on MAY 1, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______________ pursuant to paragraph (a)(2)

                          NEUBERGER BERMAN EQUITY FUNDS
           CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 101 ON FORM N-1A


      This post-effective amendment consists of the following papers and documents:

Cover Sheet

Contents of Post-Effective Amendment No. 101 on Form N-1A

      Neuberger Berman Equity Funds

      Part A - Trust Class Prospectus

      Part B - Statement of Additional Information

      Part C - Other Information

Signature Pages

Exhibits

                                                                NEUBERGER BERMAN

NEUBERGER BERMAN
REAL ESTATE FUND
--------------------------------------------------------------------------------
                    TRUST CLASS SHARES
                    PROSPECTUS MAY 1, 2002


These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
-----------------


                       NEUBERGER BERMAN EQUITY FUNDS
                       TRUST CLASS SHARES

        PAGE 2 ......   Real Estate Fund

                       YOUR INVESTMENT

            12 ......   Maintaining Your Account

            16 ......   Share Prices

            17 ......   Distributions and Taxes

                        Maintaining An Account Through Neuberger Berman
                        Management
            19 ......

            28 ......   Fund Structure


                             The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-2002 Neuberger Berman Management Inc. All rights reserved.

------------------------------------------------------------

[SIDEBAR]

FUND MANAGEMENT
The fund is managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $59 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

RISK INFORMATION
This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the fund's Statement of Additional Information (see back cover).
[END SIDEBAR]

  THIS FUND:

- IS DESIGNED FOR INVESTORS SEEKING CAPITAL APPRECIATION AND CURRENT INCOME THROUGH INVESTMENT IN REAL ESTATE SECURITIES

- OFFERS YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS THROUGH A PROFESSIONALLY MANAGED STOCK PORTFOLIO

- CARRIES CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE MONEY IF FUND SHARES, WHEN YOU SELL THEM, ARE WORTH LESS THAN WHAT YOU ORIGINALLY PAID

- IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY

- NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF REAL ESTATE COMPANIES

- NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES

NEUBERGER BERMAN

REAL ESTATE FUND

--------------------------------------------------------------------------------

GOAL & STRATEGY
------------------------------------------------------------

[SIDEBAR]

SMALL AND MID-CAP
COMPANIES
REITs tend to be small to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small or mid-cap company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger-cap company stocks.
[END SIDEBAR]

  [ICON]
          THE FUND SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL APPRECIATION AND CURRENT INCOME.


To pursue this goal, the fund normally invests at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.


The fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the managers to be of comparable quality.

The adviser makes investment decisions through a fundamental analysis of each company. The adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, the adviser evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors.

The fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held, if the adviser finds an opportunity it believes is more compelling, or if the adviser's outlook

                                      Real Estate Fund   3

GOAL & STRATEGY CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

REAL ESTATE
INVESTMENT TRUSTS
A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.
[END SIDEBAR]

on the company or the market changes. Active trading may cause the fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days' notice. This test and the test of whether a company is a real estate company are applied at the time the fund invests; later percentage changes caused by a change in market values or company circumstances will not require the fund to dispose of a holding.

                      4  Neuberger Berman

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS
The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund will increase its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates could fluctuate. There may be less information about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on what happens in the stock and real estate markets. The stock market's behavior is unpredictable, particularly in the short term.
Because of this, the value of your investment will rise and fall, sometimes sharply, and you could lose money.

Although the fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The fund may at times be more concentrated in particular sub-sectors of the real estate business -- e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any

                                      Real Estate Fund   5

MAIN RISKS CONTINUED
-------------------------------------------------------------------

credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under federal tax laws.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may: fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the fund defaults on payment of its debt obligations.

The fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

                      6  Neuberger Berman

------------------------------------------------------------

Some of the REIT and other real estate company securities in which the fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the fund is carrying them. Judgment also pays a greater role in pricing these securities than it does for securities having more active markets.

The fund is non-diversified. This means that the percentage of the fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

                                      Real Estate Fund   7

PERFORMANCE
------------------------------------------------------------

When this prospectus was prepared, the fund was new and had no performance information to report.

                      8  Neuberger Berman

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT
STEVEN R. BROWN is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund's assets since 2002. From 1997 to 2002 he was a portfolio co-manager of a comparable fund at a major investment firm.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For these services, the fund pays Neuberger Berman Management a fee at the annual rate of 1.25% of average daily net assets.
[END SIDEBAR]

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging shares held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES (% of amount redeemed or exchanged)

 These are deducted directly from your investment.

           Redemption Fee*                          1.0%
           Exchange Fee*                            1.0%
----------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)**
These are deducted from fund assets, so you pay them
indirectly.
           Management fees                          1.25%
PLUS:      Distribution (12b-1) fees                0.10%
           Other expenses***                        0.26%
                                                    ....
EQUALS:    Total annual operating expenses          1.61%
MINUS:     Expense reimbursement                    0.11%
EQUALS:    Net expenses                             1.50%

 * A REDEMPTION FEE OF 1.0% IS CHARGED ON INVESTMENTS HELD 180 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.
 ** NEUBERGER BERMAN MANAGEMENT HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN
    EXPENSES OF THE FUND THROUGH 04/30/05 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE.
*** OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

                                      Real Estate Fund   9

INVESTOR EXPENSES                                                      CONTINUED
-------------------------------------------------------------------

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                          1 Year    3 Years
------------------------------------------------------------
Expenses                                   $153       $474

                      10  Neuberger Berman

FINANCIAL HIGHLIGHTS
------------------------------------------------------------

When this prospectus was prepared, the fund was new and had no financial highlights to report.

                                     Real Estate Fund   11

YOUR INVESTMENT

MAINTAINING YOUR
ACCOUNT
------------------------------------------------------------

[SIDEBAR]

YOUR INVESTMENT
PROVIDER
The Trust Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers, including Neuberger Berman Management.


The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies. If Neuberger Berman Management is your investment provider, see the section entitled "Maintaining An Account Through Neuberger Berman Management."

[END SIDEBAR]


To buy or sell Trust Class shares of the fund described in this prospectus, contact your investment provider. If Neuberger Berman Management is your investment provider, see the section entitled "Maintaining An Account Through Neuberger Berman Management." All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.


Most investment providers, including Neuberger Berman Management, allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from the Trust Class of one Neuberger Berman fund to the Trust Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Under certain circumstances, the fund reserves the right to:

- suspend the offering of shares

- reject any exchange or investment order

- change, suspend, or revoke the exchange privilege

                      12  Neuberger Berman

------------------------------------------------------------

[SIDEBAR]

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

- in unusual circumstances where the law allows additional time if needed

- if a check you wrote to buy shares hasn't cleared by the time you sell those shares, clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.
[END SIDEBAR]

- satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

- suspend or postpone the redemption of shares on days when the New York Stock Exchange is closed, or as otherwise permitted by the SEC

In addition, if Neuberger Berman Management is your investment provider the fund also reserves the right to:

- suspend the telephone order privilege

- change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

                                      Your Investment   13

DISTRIBUTION AND
SHAREHOLDER SERVICING FEES
------------------------------------------------------------

Trust Class shares of the fund have adopted a plan under which the fund pays 0.10% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investing in the fund. They could result in higher overall costs over the long term than other types of sales charges.

                      14  Neuberger Berman

REDEMPTION FEE
------------------------------------------------------------

If you sell fund shares or exchange them for shares of another fund within 180 days or less of purchase, you will be charged a 1.00% fee on the current net asset value of the shares sold or exchanged. This fee is paid to the fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.


The fund uses a "first-in, first-out" method to determine how long you have held your fund shares. This means that if you bought the shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.


We will not impose the redemption fee on a redemption or an exchange of:

- shares acquired by reinvestment of dividends or other distributions of the funds;

- shares held in an account of certain qualified retirement plans; or

- shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading.

You should contact your investment provider to determine whether it imposes a redemption fee or has such a policy in place. If Neuberger Berman Management is your investment provider, your shares will be subject to the redemption fee if sold or exchanged within 180 days of purchase.

                                      Your Investment   15

SHARE PRICES
------------------------------------------------------------

[SIDEBAR]

SHARE PRICE CALCULATIONS
The price of Trust Class shares is the total value of the assets attributable to Trust Class minus the liabilities attributable to that class, divided by the total number of Trust Class shares. Because the value of the fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund uses market prices. However, in rare cases, events that occur after certain markets have closed may render those prices unreliable.

When the fund believes a quotation does not reflect a security's true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.
[END SIDEBAR]

Because Trust Class shares of the fund do not have an initial sales charge, the price you pay for each share of the fund is the net asset value per share. Unless a redemption fee is applied, the fund pays you the full share price when you sell shares. The fund imposes a redemption fee on shares or exchanges held 180 days or less. See "Redemption Fee" for more information on when a redemption fee would be charged to your account. Remember that your investment provider may charge fees for its services.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted; check with your investment provider to find out by what time your order must be received in order to be processed the same day. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. Depending on when your investment provider accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Also, because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

                      16  Neuberger Berman

DISTRIBUTIONS
AND TAXES
------------------------------------------------------------

[SIDEBAR]

TAXES AND YOU
The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the preceding year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.
[END SIDEBAR]


DISTRIBUTIONS -- The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund makes quarterly income distributions.


IF  NEUBERGER BERMAN MANAGEMENT IS YOUR INVESTMENT PROVIDER:
Your income and capital gain distributions from the fund will be reinvested in the fund, unless you designate otherwise. However, if you prefer you may:

- receive all distributions in cash

- reinvest capital gain distributions, but receive income distributions in cash


Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Trust Class shares of another Neuberger Berman Fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult its representative about whether your income and capital gain distributions from the fund will be reinvested in the fund or paid to you in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual

                                      Your Investment   17

DISTRIBUTIONS
AND TAXES CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

BUYING SHARES BEFORE
A DISTRIBUTION
The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares just before the fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you're investing in the fund through a tax-advantaged retirement account, there are no tax consequences to you.
[END SIDEBAR]

withdrawals from a Roth IRA of these amounts also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (See "Taxes and You") will help clarify this for you.


Income distributions and net short-term capital gains are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains.

The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell or exchange fund shares, you generally realize a taxable gain or loss. The exception, once again, is tax-advantaged retirement accounts.

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

                      18  Neuberger Berman

MAINTAINING AN ACCOUNT THROUGH
NEUBERGER BERMAN MANAGEMENT
------------------------------------------------------------

[SIDEBAR]

SIGNATURE GUARANTEES
A signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a signature guarantee. [END SIDEBAR]

WHEN YOU BUY SHARES -- If Neuberger Berman Management is your investment provider, instructions for buying shares are under "Buying Shares." Whenever you make an initial investment in the fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

WHEN YOU SELL SHARES -- If Neuberger Berman Management is your investment provider, instructions for selling shares are under "Selling Shares." You can place an order to sell some or all of your shares at any time.

If you sell shares of the fund in 180 days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information.

In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (See "Signature Guarantees"). These cases include:

- when selling more than $50,000 worth of shares

- when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

- when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

When selling shares in an account that you do not intend to close, be sure to leave at least $1,000 worth of shares in the account. Otherwise, the fund has the

                                      Your Investment   19

MAINTAINING AN ACCOUNT THROUGH
NEUBERGER BERMAN MANAGEMENT CONTINUED
-------------------------------------------------------------------

right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you any proceeds by mail.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move money from the fund to another Neuberger Berman fund through an exchange of shares, or by electing to use your cash distributions from the fund to purchase Trust Class shares of another fund. There are three things to remember when making an exchange:

- both accounts must have the same registration

- you will need to observe the minimum investment and minimum account balance requirement for the fund accounts involved

- because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

                      20  Neuberger Berman

------------------------------------------------------------

[SIDEBAR]

BACKUP WITHHOLDING

When sending in your application, it's important to provide your Social Security or other taxpayer ID number. If we don't have this number, the IRS requires the fund to deduct back-up withholding from money you receive from the fund, whether from selling shares or from distributions. We are also required to withhold -- based on the current rate -- money you receive from distributions if the IRS tells us that you are otherwise subject to backup withholding.


If the appropriate ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid backup withholding. This 60 day grace period is not available on all types of accounts. For information on custodial accounts, call 800-877-9700.
[END SIDEBAR]

The fund charges certain shareholders a redemption fee on exchanges of fund shares held 180 days or less. See the "Redemption Fee" section for more information.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. On non-retirement accounts, this option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

                                      Your Investment   21

BUYING SHARES

Use this chart ONLY if Neuberger Berman Management is your investment provider. If you use other investment providers, please follow their instructions for buying shares.

Method                        Things to know

-----------------------------------------------------------------------------
SENDING US A CHECK

Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, or travelers checks

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses


All checks must be made out to "Neuberger Berman Funds"; we cannot accept checks made out to you or other parties and signed over to us


-----------------------------------------------------------------------------
WIRING MONEY

All wires must be for at least $1,000

-----------------------------------------------------------------------------
EXCHANGING FROM
ANOTHER FUND

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and tax ID number

An exchange order cannot be cancelled or changed once it has been placed

-----------------------------------------------------------------------------
BY TELEPHONE

We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased upon receipt by our transfer agent of your money

Not available on retirement accounts

-----------------------------------------------------------------------------
SETTING UP SYSTEMATIC
INVESTMENTS

All investments must be at least $100

                      22  Neuberger Berman

[SIDEBAR]

RETIREMENT PLANS
If Neuberger Berman Management is your investment provider, there are a number of tax-advantaged plans for retirement saving available:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out, usually at retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

ROTH IRAS offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: Coverdell Education Savings Account (Formerly the Education
IRA), SEP-IRA, SIMPLE, Keogh, and other types of plans. Consult your tax professional to find out which types of plans may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan. [END SIDEBAR]

Instructions

----------------------------------------------------

Fill out the application and enclose your check

If regular first-class mail, address to:
NEUBERGER BERMAN FUNDS
BOSTON SERVICE CENTER
P.O. BOX 8403
BOSTON, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
NEUBERGER BERMAN FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
66 BROOKS DRIVE
BRAINTREE, MA 02184-3839

----------------------------------------------------

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested

----------------------------------------------------

Call 800-877-9700 to place your order

To place an order using FUNDFONE-Registered Trademark-, call 800-335-9366

----------------------------------------------------

Call 800-877-9700 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

To add shares to an existing account using FUNDFONE-Registered Trademark-, call 800-335-9366

----------------------------------------------------

Call 800-877-9700 for instructions

                                      Your Investment   23

SELLING SHARES

Use this chart ONLY if Neuberger Berman Management is your investment provider. If you use other investment providers, please follow their instructions for selling shares.

Method                        Things to know

-----------------------------------------------------------------------------
SENDING US A LETTER

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s)


If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance in all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee


You can also request that we send the proceeds to your designated bank account by electronic transfer without fee

You may need a signature guarantee

Please supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

-----------------------------------------------------------------------------
SENDING US A FAX

For amounts of up to $50,000

Not available if you have changed the address on the account by phone, fax, or postal address change in the past 15 days

-----------------------------------------------------------------------------
CALLING IN YOUR ORDER

All phone orders to sell shares must be for at least $1,000, unless you are closing out an account

Not available if you have declined the phone option (unless you are an IRA shareholder over 59 1/2 years or older with your birthdate on record)

Not available if you have changed the address on the account by phone, fax, or postal address change in the past 15 days

-----------------------------------------------------------------------------
EXCHANGING INTO
ANOTHER FUND

All exchanges must be at least $1,000

Both accounts involved must be registered in the same name, address and tax ID number

An exchange order cannot be cancelled or changed once it has been placed

-----------------------------------------------------------------------------
SETTING UP SYSTEMATIC
WITHDRAWALS

For accounts with at least $5,000 worth of shares in them

Withdrawals must be at least $100

-----------------------------------------------------------------------------
REDEMPTION FEE

The fund charges a 1.00% redemption fee on shares redeemed or exchanged for shares of another fund in 180 days or less of purchase

                      24  Neuberger Berman

[SIDEBAR]

INTERNET CONNECTION
If Neuberger Berman Management is your investment provider, you can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers complete information on our funds, including current performance data, portfolio manager interviews, tax information, plus educational articles, news and analysis. You can tailor the site so it serves up information that's most relevant to you.

As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions -- 24 hours a day. [END SIDEBAR]

Instructions

----------------------------------------------------

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, address to:
NEUBERGER BERMAN FUNDS
BOSTON SERVICE CENTER
P.O. BOX 8403
BOSTON, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
NEUBERGER BERMAN FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
66 BROOKS DRIVE
BRAINTREE, MA 02184-3839

----------------------------------------------------

Write a request to sell shares as described above


Call 800-877-9700 to obtain the appropriate fax number


----------------------------------------------------

Call 800-877-9700 to place your order

Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDFONE-Registered Trademark-, call 800-335-9366

----------------------------------------------------

Call 800-877-9700 to place your order

To place an order using FUNDFONE-Registered Trademark-, call 800-335-9366

----------------------------------------------------

See section entitled "Redemption Fee" or call 800-877-9700 for more information

----------------------------------------------------

                                      Your Investment   25

PRIVILEGES
AND SERVICES
------------------------------------------------------------

[SIDEBAR]

DOLLAR-COST AVERAGING
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount -- say, $100 a month -- you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
[END SIDEBAR]

If Neuberger Berman Management is your investment provider, you have access to the services listed below. If you are purchasing shares through another investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from the fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system. This service is not available for retirement accounts.

INTERNET ACCESS -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

                      26  Neuberger Berman

------------------------------------------------------------

FUNDFONE-REGISTERED TRADEMARK- -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

                                      Your Investment   27

FUND STRUCTURE
------------------------------------------------------------

[SIDEBAR]

CONVERSION TO THE EURO
Like other mutual funds, the fund could be affected by problems relating to the conversion of European currencies into the Euro, a process that extends until 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the fund's portfolio will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.
[END SIDEBAR]

The fund uses a "multiple class" structure. As of the date of this prospectus, the fund offers one class of shares, the Trust Class. The fund may offer in the future other classes of shares that have an identical investment program, but different arrangements for distribution and shareholder servicing and, consequently, different expenses.

                      28  Neuberger Berman

[SIDEBAR]

OBTAINING INFORMATION
You can obtain a share-
holder report, SAI, and other information from your investment provider, or from:

NEUBERGER BERMAN
MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

800-877-9700
212-476-8800

Broker/Dealer and
Institutional Services:

800-366-6264

Website:
www.nb.com
Email:
fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.
[END SIDEBAR]

NEUBERGER BERMAN REAL ESTATE FUND
TRUST CLASS SHARES


- No load


If you'd like further details on this fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:


- a discussion by the portfolio manager about strategies and market conditions


- fund performance data and financial statements

- complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION -- The SAI contains more comprehensive information on this fund, including:

- various types of securities and practices, and their risks

- investment limitations and additional policies


- information about the fund's management and business structure


The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:
NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser:
NEUBERGER BERMAN, LLC

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

www.nb.com


[RECYCLE LOGO] C0016  05/02                              SEC file number 811-582

--------------------------------------------------------------------------------

                        NEUBERGER BERMAN REAL ESTATE FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                               Trust Class Shares


                               DATED: May 1, 2002



--------------------------------------------------------------------------------

              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll Free 800-877-9700
      Neuberger Berman REAL ESTATE Fund ("Fund") is a mutual fund that offers shares pursuant to a Prospectus dated May 1, 2002.

      The Prospectus for the Trust Class Shares provides more information about the Fund that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered trademarks of NB Management.(C)2001 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT INFORMATION.......................................................1

   Investment Policies and Limitations.......................................1

   Cash Management and Temporary Defensive Positions.........................3

   Investment Insight........................................................3

   Additional Investment Information.........................................5


PERFORMANCE INFORMATION.....................................................24

   Other Performance Information............................................25

TRUSTEES AND OFFICERS.......................................................26

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................36

   Investment Manager and Administrator.....................................36

   Management and Administration Fees.......................................37

   Sub-Adviser..............................................................38

   Investment Companies Managed.............................................38

   Codes of Ethics..........................................................40

   Management and Control of NB Management and Neuberger Berman.............40

DISTRIBUTION ARRANGEMENTS...................................................41

ADDITIONAL PURCHASE INFORMATION.............................................42

   Share Prices and Net Asset Value.........................................42

   Automatic Investing and Dollar Cost Averaging............................42

ADDITIONAL EXCHANGE INFORMATION.............................................43

ADDITIONAL REDEMPTION INFORMATION...........................................46

   Suspension of Redemptions................................................46

   Redemptions in Kind......................................................47

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................47

ADDITIONAL TAX INFORMATION..................................................48

   Taxation of the Fund.....................................................48

   Taxation of the Fund's Shareholders......................................51

FUND TRANSACTIONS...........................................................51

   Portfolio Turnover.......................................................54

REPORTS TO SHAREHOLDERS.....................................................54

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS..............................55

CUSTODIAN AND TRANSFER AGENT................................................56

INDEPENDENT AUDITORS........................................................56

LEGAL COUNSEL...............................................................56

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................56

REGISTRATION STATEMENT......................................................56

FINANCIAL STATEMENTS........................................................56


APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER................A-1

                             INVESTMENT INFORMATION

      The Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

      The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:


      (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

      (2)     a majority of the outstanding shares of the Fund.

      These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

      Investment Policies and Limitations

      Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

      The Fund's fundamental investment policies and limitations are as follows:

      1. BORROWING. The Fund may not borrow money, except that it may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

      3.      DIVERSIFICATION. The Fund is non-diversified under the 1940 Act.

      4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

      5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

      6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

      7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

      8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

      For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

      The Fund has the following fundamental investment policy:

             Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      The following investment policies and limitations are non-fundamental:

      1. BORROWING. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

      2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

      3. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

      4. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities denominated in foreign currency.

      This policy does not limit  investment  in  American  Depositary  Receipts
("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

      5. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

      6. EQUITY SECURITIES. The Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustees will not change this policy without 60 days notice to shareholders. Shares of beneficial interest in real estate trusts and preferred and convertible preferred stocks are considered equity securities.

      Cash Management and Temporary Defensive Positions.

      For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.


INVESTMENT INSIGHT
------------------

      The following interview was conducted with Steven R. Brown, the portfolio manager of the Fund.

1. What are the key factors you consider when researching and selecting potential investments?

Our investment process consists of four major elements: macro research, property sector research, company research, and portfolio management. The process combines both top-down and bottom-up approaches and balances fundamental real estate and securities analysis.


We seek catalysts that may help us outperform our benchmark. The catalyst could affect relative property sector valuation and/or individual security selection. Catalysts for change can include new management, new business strategies, acquisitions, consolidation within an industry, or improving fundamentals. Of course, we are alert to the fact that these transition points in the life of a company can present new risks.

2.    What makes your investment strategy unique?

Our investment approach is distinct in that we use an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. We generally adhere to a strict valuation methodology - price to net asset value per share, cash flow multiple versus growth rate and relative valuation - which guides our buy and sell decisions.

3.    What are your criteria for selling?

Before we buy a stock, we establish our estimate of net asset value and target valuation. A stock may become a candidate for sale due to its target price being reached, negative fundamental developments, overvaluation or modifications to our portfolio strategy. Changes in a company's financial status, strategic direction or real estate portfolio may prompt us to consider a sale. We may sell a security while the fundamental factors remain positive if a security appears overvalued based upon our valuation models and our judgment. In such cases, we will first explore whether there has been a positive development for the company. If no change in fundamentals or capital market factors justifies the new valuation, we will reduce that holding's weighting.

4. How do you seek to maintain the fund's performance during different kinds of market conditions?

We currently intend to be fully invested in REITs at all times. We also have the ability to position the portfolio for success in various economic scenarios. If we need to take a defensive position due to a slowing economy, we would increase our exposure to the less economically sensitive property types (Healthcare, Industrial and Community Shopping Centers). In a robust economy we would increase our exposure to the more economically sensitive property types (Regional Malls, Office, Hotels and Apartments). We do not, however, time the market. We are always invested in REITs; our property sector weightings will indicate our outlook for the economy and the REIT market. Of course, we have the authority to invest in government bonds for defensive purposes, just like every other mutual fund, but that's not our preferred approach in difficult times.

5. Are you looking at potential investments differently today given recent events ranging from Enron's accounting scandal to the war on terrorism?

We continue to scrutinize investments intensely throughout the investment process. We review joint venture investments and other off-balance sheet activity continuously. We have a heightened sensitivity to a `complexity discount' as a result of complex business strategies and the complex balance sheets and income statements they create. We have also spent time assessing `high profile' property risk because some high profile real estate assets have had difficulty attaining reasonably priced property and casualty insurance. One benefit of REITS is that these risks are managed through a diversified portfolio.

6. When there is a turnover in management, what safeguards are in place to maintain continuity of the fund's style?

We emphasize quantitative screening in our investment process. We continuously refine our investment models, so that the output (investment decisions) is simple to execute and strengthens our style continuity. This disciplined approach to buying and selling places emphasis on the accuracy of the input while minimizing digression from the output.


ADDITIONAL INVESTMENT INFORMATION
---------------------------------

      The Fund may make the following investments, among others, some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. It may not buy all of the types of securities or use all of the investment techniques that are described.

      REAL ESTATE-RELATED INSTRUMENTS. Under normal conditions at least 80% of the Fund's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Under normal conditions the Fund may invest up to 20% of its net assets in securities of companies not primarily engaged in the real estate industry.

      The Fund will not directly invest in real estate, but rather in securities issued by real estate companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

      Real estate-related instruments include real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

      REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

      Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

      The shares of REITs are subject to the REIT's management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

      The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can subject to many of the same risks as mortgage-backed securities.

      WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to it.

      POLICIES AND LIMITATIONS. The Fund may invest up to 15% of its net assets in illiquid securities.

      REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities to/through Neuberger Berman (as agent).

      POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

      POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

      FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

      The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates, and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The Fund may invest in ADRs, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

      POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, the Fund may not purchase foreign currency denominated securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

      Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.


   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
         INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")


      FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

      For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard and Poor's 500 Composite Stock Index ("S&P 500 Index").

      A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

      U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

      Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

      "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its net asset value ("NAV"), the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

      Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

      Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

      Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

      POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

      The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

      When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

      The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

      If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

      POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

      The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

      PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

      When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

      Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

      POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

      GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

      Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

      The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

      Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

      The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

      The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      PUT AND CALL OPTIONS ON SECURITIES INDICES. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

      Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

      POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

      FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

      At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

      However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

      POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies.

      Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

      POLICIES AND LIMITATIONS. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for cover or segregation could impede portfolio management of the Fund's ability to meet redemption requests or current obligations.

      Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

      POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

      GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

      The Fund's use of Financial Instruments may be limited by the provisions of the Code, with which it must comply if the Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

      POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      FIXED INCOME SECURITIES. While the emphasis of the Fund's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may invest in investment grade corporate bonds and debentures. The Fund may also invest in corporate debt securities rated below investment grade.

      U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as Federal Home Loan
Mortgage Corporation), Sallie Mae (also known as Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

      "Investment grade" debt securities are those receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

      The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

      Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

      Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

      POLICIES AND LIMITATIONS. There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of the Fund's assets that the Fund may invest in debt securities in a particular ratings category. The Fund it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

      COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

      POLICIES AND LIMITATIONS. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

      ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

      The discount on zero coupon securities ("original issue discount") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its shareholders each year for income and excise tax purposes, it may have to dispose of portfoliosecurities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information."

      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

      The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objectives.

      POLICIES AND LIMITATIONS. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed income securities.

      PREFERRED STOCK. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

      POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      OTHER INVESTMENT COMPANIES. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

                           WEALTH MANAGEMENT SERVICES

      PRIVATE ASSET MANAGEMENT - We specialize in sophisticated, customized money management for individuals, families and institutions, whether your account $500,000 or $100 million. Our Portfolio managers are experts in a wide range of investment styles, including alternative investment approaches. Client Consultants help you make the most of Neuberger Berman's resources.

      NEUBERGER BERMAN TRUST COMPANIES - The Neuberger Berman Trust Companies help you build and protect your wealth across generations. We provide comprehensive family wealth planning through an integrated approach to tax planning,  fiduciary  services,  investment  policy  design and  oversight,  for relationships of $2 million or more. For business owners we offer employee benefit plan ESOP design, as well as investment, administrative and trustee/executor services. For larger relationships, we also provide multi-manager custody and consolidated performance and risk management oversight and reporting.

      EXECUTIVE MONETARY MANAGEMENT - Our wholly owned subsidiary, Executive Monetary Management, provides an objective, comprehensive and confidential approach to personal wealth management. For clients with substantial wealth, EMM acts as an independent advocate for the entirety of your financial affairs, identifying courses of action and seeking alternative solutions. EMM serves as your trusted gatekeeper advisor, simplifying the demands of wealth management.



                     MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS

      NEUBERGER BERMAN MUTUAL FUNDS - Neuberger Berman was one of the first firms to offer no-load mutual funds, starting in 1950. Today our funds span asset classes, investment styles and capitalization ranges. They are available through multiple sources, directly or through third parties.

      FUND ADVISORY SERVICE - Our Fund Advisory Service (FAS) can help you put your financial house in order. Based on your input, FAS builds a diversified portfolio of mutual funds from a select group of managers with excellent track records and low fees. For investors with $100,000 to $500,000 to invest, FAS clients receive personalized, professional portfolio management at a reasonable price.

      INSTITUTIONAL SEPARATE ACCOUNTS - For foundations, endowments, corporations and other institutions, we offer specialized investment management expertise. Our portfolio managers are industry veterans with a deep knowledge of the companies they invest in. Supporting them is a team of skilled research analysts, traders and staff, focused on delivering superior performance in the full spectrum of investment styles.

      BROKER ADVISED PRODUCTS - Neuberger Berman offers both mutual funds and separately managed accounts through broker/consultant-advised programs. These programs offer comprehensive investment management services under a single fee structure. Our business partners include the world's leading brokerage firms.

                        PROFESSIONAL SECURITIES SERVICES

      PRIME BROKERAGE AND CORRESPONDENT CLEARING SERVICES - Professional investors have come to Neuberger Berman for prime brokerage and correspondent clearing services since the early 1950s. Hedge funds, broker-dealers, registered investment advisors, and family offices enjoy an uncommon level of personalized, comprehensive support.

      RESEARCH SALES - Neuberger Berman is known for its focused, unbiased research coupled with frequent company management meetings. We follow approximately 500 companies in nearly all significant sectors, providing clients with special insight.



                             PERFORMANCE INFORMATION

      The Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost.

TOTAL RETURN COMPUTATIONS

      The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                  P(1+T)n = ERV

      Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

      As of the date of this SAI, the Fund was new and did not have any performance to report.

COMPARATIVE INFORMATION

      From time to time the Fund's performance may be compared with:

            (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

            (2) recognized stock and other indices, such as the S&P 500 Index, S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, Russell 1000 Value Index, Russell 1000 Growth Index, Russell Midcap(R) Index, Russell Midcap Value Index, Russell Midcap Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, the EAFE(R) Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $21 million to $3.0 billion, with an average of $522 million as of September 30, 2001. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $1.8 billion as of September 30, 2001. The Russell indexes measure the performance of all capitalization ranges across both growth and value investment styles. The EAFE(R) Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. The Fund may invest in different types of securities from those included in some of the above indexes.

      Evaluations of the Fund's performance, its total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Fund may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

OTHER PERFORMANCE INFORMATION

      From time to time, information about the Fund's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information may include the Fund's diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

      NB Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

      Investors who may find the Fund to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

      Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

      Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.



                              TRUSTEES AND OFFICERS

      The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees
---------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios in
                   Position and                                                Fund Complex         Other Directorships
Name, Age, and      Length of                                                   Overseen by          Held Outside Fund
Address(1)         Time Served(2)         Principal Occupation(s)(3)              Trustee           Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------




John Cannon (72)      Trustee           Retired. Formerly, Chairman and              28            Independent Trustee
                       since            Chief Investment Officer of CDC                            or Director of three
                       1994             Capital Management (registered                             series of
                                        investment adviser)(1993-Jan.                              Oppenheimer Funds:
                                        1999).                                                     Limited Term New
                                                                                                   York Municipal
                                                                                                   Fund Rochester
                                                                                                   Fund Municipals,
                                                                                                   and Oppenheimer,
                                                                                                   Convetible
                                                                                                   Securities Fund,
                                                                                                   1992 to present.


-------------------------------------------------------------------------------------------------------------------------


                                       26


---------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios in
                   Position and                                                Fund Complex         Other Directorships
Name, Age, and      Length of                                                   Overseen by          Held Outside Fund
Address(1)         Time Served(2)         Principal Occupation(s)(3)              Trustee           Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

Faith Colish (66)  Trustee              Attorney at Law and                          28
                    since               President, Faith
                    1982                Colish, A
                                        Professional
                                        Corporation; 1980 to
                                        present.

--------------------------------------------------------------------------------------------------------------------------

Walter G. Ehlers   Trustee              Consultant; Retired                          28
(69)                since               President and Trustee
                    1989                of Teachers
                                        Insurance & Annuity
                                        (TIAA) and College
                                        Retirement Equities
                                        Fund (CREF).

--------------------------------------------------------------------------------------------------------------------------

C. Anne Harvey     Trustee              Consultant, C. A.                           28
(64)                since               Harvey Associates,
                    1998                June 2001 to present;
                                        Member, Individual
                                        Investors Advisory
                                        Committee to the New
                                        York Stock Exchange
                                        Board of Directors,
                                        1998 to present;
                                        Secretary, Board of
                                        Associates to The
                                        National
                                        Rehabilitation
                                        Hospital's Board of
                                        Directors; Director
                                        of American
                                        Association of
                                        Retired Persons
                                        (AARP), 1978 to
                                        December 2000;
                                        Member, American
                                        Savings Education
                                        Council's Policy
                                        Board (ASEC),
                                        1998-2000; Member,
                                        Executive Committee,
                                        Crime Prevention
                                        Coalition of America,
                                        1997-2000.

--------------------------------------------------------------------------------------------------------------------------

Barry Hirsch (69)  Trustee              Senior Vice President                       28
                    since               and General Counsel
                    1988                of Loews Corporation
                                        (diversified
                                        financial
                                        corporation).

--------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh   Trustee             Professor of Finance                         28             Director,
(74)                since              and Economics at                                            Delaware Labs,
                    1986               Stern School of                                             1978 to
                                       Business, New York                                          present
                                       University.                                                 (cosmetics).

--------------------------------------------------------------------------------------------------------------------------

Howard A. Mileaf   Trustee             Retired.  Formerly,                          28             Director,
(65)                since              Vice President and                                          State Theatre
                    1984               Special Counsel to                                          of New Jersey
                                       WHX Corporation                                             (not-for-profit
                                       (holding company);                                          theater), 2000
                                       1993 - 2001.                                                to present.
                                                                                                   Formerly,
                                                                                                   Director of
                                                                                                   Kevlin
                                                                                                   Corporation
                                                                                                   (manufacturer
                                                                                                   of microwave
                                                                                                   ducts)ducts)and other
                                                                                                   products).
--------------------------------------------------------------------------------------------------------------------------

                                       27

---------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios in
                   Position and                                                Fund Complex         Other Directorships
Name, Age, and      Length of                                                   Overseen by          Held Outside Fund
Address(1)         Time Served(2)         Principal Occupation(s)(3)              Trustee           Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal  Trustee             Senior Vice President                        28             Director, 92nd
(69)                since              of Burnham Securities                                       Street Y
                    1985               Inc. (a registered                                          (non-profit),
                                       broker-dealer) since                                        1967 to
                                       1991.                                                       present.
                                                                                                   Formerly,
                                                                                                   Director,
                                                                                                   Cancer
                                                                                                   Treatment
                                                                                                   Holdings, Inc.


William E Rulon    Trustee             Retired. Senior Vice                         28             Director,
(69)                since              President of                                                Pro-Kids Golf
                    1986               Foodmaker. Inc.                                             and Learning
                                       (operator and                                               Academy, 1998
                                       Franchiser of                                               to present
                                       Restaurants) until                                          (teach golf
                                       January 1997;                                               and computer
                                       Secretary of                                                usage to "at
                                       Foodmaker, Inc. until                                       risk"
                                       July 1996.                                                  children);
                                                                                                   Director of
                                                                                                   Prandium, Inc.
                                                                                                   since March
                                                                                                   2001
                                                                                                   (restaurants).
--------------------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan  Trustee             General Partner of                           28                            Formerly,
(70)                since              Oxford Partners and                                         Director of
                    1982               Oxford Bioscience                                           Capital Cash
                                       Partners (venture                                           Management
                                       capital partnerships)                                       Trust (money
                                       and President of                                            market fund)
                                       Oxford Venture                                              and Prime Cash
                                       Corporation.                                                Fund.
--------------------------------------------------------------------------------------------------------------------------


                                       28


---------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios in
                   Position and                                                Fund Complex         Other Directorships
Name, Age, and      Length of                                                   Overseen by          Held Outside Fund
Address(1)         Time Served(2)         Principal Occupation(s)(3)              Trustee           Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip    Trustee            General Partner of                            28             Director, H&R
(52)                since             Seip Investments LP                                          Block, Inc.
                    2000              (a private investment                                        (financial
                                      partnership);                                                services
                                      President and CEO of                                         company), May
                                      Westaff, Inc., May                                           2001 to
                                      2001 to January 2002;                                        present;
                                      Senior Executive at                                          Director,
                                      the Charles Schwab                                           General Magic
                                      Corporation from 1983                                        (voice
                                      to 1999; including                                           recognition
                                      Chief Executive                                              software),
                                      Officer of Charles                                           November 2001
                                      Schwab Investment                                            to present;
                                      Management, Inc. and                                         Director,
                                      Trustee of Schwab                                            Forward
                                      Family of Funds and                                          Management,
                                      Schwab Investments                                           Inc. (asset
                                      from 1997 to 1998;                                           management),
                                      Executive Vice                                               2001-present;
                                      President-Retail                                             Member of the
                                      Brokerage for Charles                                        Board of
                                      Schwab Investment                                            Directors of
                                      Management from 1994                                         E-Finance
                                      to 1997                                                      Corporation
                                                                                                   (credit
                                                                                                   decisioning
                                                                                                   services), 1999
                                                                                                   to present;
                                                                                                   Director,
                                                                                                   Save-Daily.com
                                                                                                   (micro
                                                                                                   investing
                                                                                                   services), 1999
                                                                                                   to present;
                                                                                                   Formerly,
                                                                                                   Director of
                                                                                                   Offroad Capital
                                                                                                   Inc.
                                                                                                   (pre-public
                                                                                                   internet
                                                                                                   commerce
                                                                                                   company).

----------------------------------------------------------------------------------------------------------------------------

Candace L. Straight   Trustee         Private investor and                          28             Director,
(54)                   since          consultant                                                   Providence
                       1983           specializing in the                                          Washington
                                      insurance industry;                                          (property and
                                      Advisory Director of                                         casualty
                                      Securities Capital                                           insurance
                                      LLC (a global private                                        company),
                                      equity investment                                            December 1998
                                      firm dedicated to                                            to present;
                                      making investments in                                        Director,
                                      the insurance sector).                                       Summit Global
                                                                                                   Partners
                                                                                                   (insurance
                                                                                                   brokerage
                                                                                                   firm), October
                                                                                                   2000 to
                                                                                                   present.
----------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (57)   Trustee         Regional Manager for                          28
                       since          Atlanta Region, Ford
                       1984           Motor Credit Company
                                      since August, 1997;
                                      prior thereto,
                                      President, Ford Life
                                      Insurance Company,
                                      April 1995 until
                                      August 1997.
----------------------------------------------------------------------------------------------------------------------------

                                       29

---------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios in
                   Position and                                                Fund Complex         Other Directorships
Name, Age, and      Length of                                                   Overseen by          Held Outside Fund
Address(1)         Time Served(2)         Principal Occupation(s)(3)              Trustee           Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------
Michael M.        President           Executive Vice                                28             Executive Vice
Kassen* (49)     and Trustee          President and Chief                                          President,
                    since             Investment Officer of                                        Chief
                    1999              Neuberger Berman                                             Investment
                                      since 1999; Executive                                        Officer and
                                      Vice President and                                           Director of
                                      Chief Financial                                              Neuberger
                                      Officer of NB                                                Berman Inc.
                                      Management from                                              (holding
                                      November 1999 to                                             company) since
                                      March 2000; Vice                                             1999; Chairman
                                      President of NB                                              since May 2000
                                      Management from 1990                                         and Director
                                      until 1999; Partner                                          of NB
                                      or Principal of                                              Management
                                      Neuberger Berman from                                        since January
                                      1993.                                                        1996.
--------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien  Trustee            Member, Investment                            28             Director of
(73)                since             Policy Committee,                                            Legg Mason,
                    1993              Edward Jones, 1993 -                                         Inc.
                                      2001; President of                                           (financial
                                      the Securities                                               services
                                      Industry Association                                         holding
                                      ("SIA") (securities                                          company), 1993
                                      industry's                                                   to present;
                                      representative in                                            Director,
                                      government relations                                         Boston
                                      and regulatory                                               Financial
                                      matters at the                                               Group (real
                                      federal and state                                            estate and tax
                                      levels) from 1974 -                                          shelters)
                                      1992; Adviser to SIA                                         1993-1999.
                                      from November 1992
                                      -November 1993.
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* Chairman            Executive Vice                                28             Executive Vice
(42)               of the             President of                                                 President and
                   Board,             Neuberger Berman                                             Director of
                    Chief             since 1999; Principal                                        Neuberger
                  Executive           of Neuberger Berman                                          Berman Inc.
                   Officer            from 1997 until 1999;                                        (holding
                 and Trustee          Senior Vice President                                        company) since
                    since             of NB Management from                                        1999;
                    1999              1996 until 1999;                                             President and
                                      Director of                                                  Director of NB
                                      Institutional                                                Management
                                      Services of NB                                               since 1999.
                                      Management from 1988
                                      until 1996.
--------------------------------------------------------------------------------------------------------------------------



(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

   (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

   * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust


Name, Age, and Address (1)  Position and Length of    Principal Occupation(s)(3)
--------------------------  -----------------------   --------------------------
                                Time Served(2)
                                --------------


Claudia A. Brandon (45)      Secretary since 1986    Vice President of Neuberger
                                                     Berman since 2002 and
                                                     Employee since 1999; Vice
                                                     President-Mutual Fund Board
                                                     Relations of NB Management
                                                     since 2000; Vice President
                                                     of NB Management from 1986
                                                     to 1999; Secretary of two
                                                     other mutual funds for
                                                     which NB Management acts as
                                                     investment manager and
                                                     administrator.


Robert Conti (45)          Vice President since 2000 Vice President of Neuberger
                                                     Berman since 1999; Senior
                                                     Vice President of NB
                                                     Management since 2000;
                                                     Controller of NB Management
                                                     until 1996; Treasurer of NB
                                                     Management from 1996 until
                                                     1999; Vice President of two
                                                     other mutual funds for
                                                     which NB Management acts as
                                                     investment manager and
                                                     administrator since 2000.


Stacy Cooper-Shugrue (39)     Assistant Secretary    Vice President - Mutual
                                  since 1991         Fund Board Relations of NB
                                                     Management since 2002;
                                                     Employee of Neuberger
                                                     Berman since 1999;
                                                     Assistant Vice President of
                                                     NB Management from 1993 to
                                                     1999; Assistant Secretary
                                                     of two other mutual funds
                                                     for which NB Management
                                                     acts as investment manager
                                                     and administrator.


Barbara DiGiorgio (43)        Assistant Treasurer    Vice President of Neuberger
                                  since 1996         Berman since 1999;
                                                     Assistant Vice President of
                                                     NB Management from 1993 to
                                                     1999; Assistant Treasurer
                                                     of two other mutual funds
                                                     for which NB Management
                                                     acts as investment manager
                                                     and administrator.

Brian J. Gaffney (48)      Vice President since 2000 Managing Director of
                                                     Neuberger Berman since
                                                     1999; Senior Vice President
                                                     of NB Management since
                                                     2000; Vice President of NB
                                                     Management from 1997 until
                                                     1999; Vice President of two
                                                     other mutual funds for
                                                     which NB Management acts as
                                                     investment manager and
                                                     administrator since 2000.

Richard Russell (55)        Treasurer and Principal  Vice President of Neuberger
                           Financial and Accounting  Berman since 1999; Vice
                              Officer since 1993     President of NB Management
                                                     from 1993 until 1999;
                                                     Treasurer and Principal
                                                     Financial and Accounting
                                                     Officer of two other mutual
                                                     funds for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator.

Name, Age, and Address (1)  Position and Length of   Principal Occupation(s) (3)
--------------------------  -----------------------  ---------------------------
                                Time Served(2)
                                --------------

Frederic B. Soule (55)     Vice President since 2000 Vice President of Neuberger
                                                     Berman since 1999; Vice
                                                     President of NB Management
                                                     from 1995 until 1999; Vice
                                                     President of two other
                                                     funds for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator since 2000.

Celeste Wischerth (41)        Assistant Treasurer    Vice President of Neuberger
                                  since 1993         Berman since 1999;
                                                     Assistant Vice President of
                                                     NB Management from 1994 to
                                                     1999; Assistant Treasurer
                                                     of two other mutual funds
                                                     for which NB Management
                                                     acts as investment manager
                                                     and administrator.
--------------------

      (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

      (2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

      (3)   Except  as  otherwise  indicated,   each  individual  has  held  the
            positions shown for at least the last five years.


THE BOARD OF TRUSTEES
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Gustave H. Shubert and Peter P. Trapp. During the fiscal year ended 8/31/01, the Audit Committee, which is common to all Neuberger Berman funds, met three times.

      CODE OF  ETHICS  COMMITTEE.  The Code of  Ethics  Committee  oversees  the administration of the Trust's Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), Edward I. O'Brien and Gustave H. Shubert. During the fiscal year ended 8/31/01, the Committee did not hold an official meeting. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Tom D. Seip. During the fiscal year ended 8/31/01, the Committee did not hold an official meeting.

      EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter
E. Sundman (Chairman). During the fiscal year ended 8/31/01, the Committee did not hold any meetings.

      NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 8/31/01, the Committee met two times.

      PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund
Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 8/31/01, the Committee met two times.

      PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Funds' portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. During the fiscal year ended 8/31/01, the Committee met two times.

      The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the

Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      No Trustee of Neuberger Berman Equity Funds received any compensation from Neuberger Berman Real Estate Fund for any period prior to the date of this SAI.

      The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/01
                          -----------------------------

                                             Total Compensation from
                            Aggregate       Investment Companies in the
Name and Position          Compensation          Neuberger Berman
with the Trust            from the Trust   Fund Complex Paid to Trustees
------------------------- --------------   -----------------------------

John Cannon                 $16,768                   $63,750
Trustee

Faith Colish                $38,843                   $75,500
Trustee

Walter G. Ehlers            $16,768                   $55,500
Trustee

C. Anne Harvey              $16,768                   $56,000
Trustee

Barry Hirsch                $16,768                   $63,750
Trustee

Michael M. Kassen           $0                         $0
Trustee

Robert A. Kavesh            $16,768                   $59,250
Trustee

Howard A. Mileaf            $41,893                   $78,750
Trustee

Edward I. O'Brien           $36,518                   $59,250
Trustee

John T. Patterson, Jr.*     $9,500                    $9,500
Trustee

John P. Rosenthal           $39,518                   $61,500
Trustee

William E. Rulon            $16,768                   $62,250
Trustee

                                             Total Compensation from
                            Aggregate       Investment Companies in the
Name and Position          Compensation          Neuberger Berman
with the Trust            from the Trust   Fund Complex Paid to Trustees
------------------------- --------------   -----------------------------

Cornelius T. Ryan           $42,518                   $65,250
Trustee

Tom Decker Seip             $24,768                   $46,750
Trustee

Gustave H. Shubert          $41,018                   $63,750
Trustee

Candace L. Straight         $13,595                   $69,500
Trustee

Peter E. Sundman            $0                         $0
Trustee

Peter P. Trapp              $16,768                   $49,500
Trustee

*Deceased, September 26, 2000


      At April 24, 2002, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.


                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES


INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

      NB Management serves as the Fund's investment manager pursuant to a management agreement with the Trust, dated December 16, 2000 and approved with respect to the Fund on March 7, 2002 ("Management Agreement").

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

      NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as trustees and/or officers of the

Trust. See "Trustees and Officers." The Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

      NB Management provides facilities, services and personnel, as well as accounting, recordkeeping, and other services, to the Fund pursuant to an administration agreement with the Trust, dated December 16, 2000 and approved with respect to the Fund on March 7, 2002 ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily net assets, as described below.

      Under the Administration Agreement, NB Management also provides to the Fund and its shareholders certain shareholder, shareholder related, and other services that are not furnished by the Fund's shareholder servicing agent. NB Management provides the direct shareholder services provided in the
Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree to from time to time should be provided under the Administration Agreement.

      From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealers or other third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

      For investment management services, the Fund pays NB Management a management fee at an annual rate of 0.85% of the Fund's average daily net assets.

      NB Management provides administrative services to the Fund that include furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the Fund pays NB Management a fee at the annual rate of 0.40% of the Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval  of an annual  budget by the  Trust's  Board of  Trustees,  including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent NB Management may subcontract some of its responsibilities to the Fund under the Administration Agreement and may compensate broker-dealers, banks, third-party administrators and other institutions that provide such services.

      The Management Agreement continues until June 30, 2002. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not "interested persons" of NB Management or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the
Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreement continues until June 30, 2002. The Administration Agreement is renewable from year to year with respect to the

Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

      The Management and Administration Agreements are terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------


      NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser pursuant to a sub-advisory agreement dated December 16, 2000 and approved with respect to the Fund on March 7, 2002 ("Sub-Advisory Agreement").


      The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

      The Sub-Advisory Agreement continues until June 30, 2002 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

      Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

INVESTMENT COMPANIES MANAGED
----------------------------

      As of March 28, 2002, the investment companies managed by NB Management had aggregate net assets of approximately $22.4 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                   Approximate
                                                                 Net Assets at
Name                                                            March 28, 2002
----                                                         -----------------

Neuberger Berman Cash Reserves....................................$788,888,958

Neuberger Berman Government Money Fund..........................$1,337,984,108

Neuberger Berman High Yield Bond Fund..............................$21,226,149

Neuberger Berman Institutional Cash Fund .......................$2,568,837,809

Neuberger Berman Limited Maturity Bond Fund.......................$235,714,612

Neuberger Berman Municipal Money Fund.............................$400,899,747

Neuberger Berman Municipal Securities Trust........................$31,220,079

Neuberger Berman Century Fund......................................$16,012,148

Neuberger Berman Fasciano Fund....................................$236,022,077

Neuberger Berman Focus Fund.....................................$2,079,823,811

Neuberger Berman Genesis Fund...................................$4,211,759,759

Neuberger Berman Guardian Fund..................................$2,396,350,046

Neuberger Berman International Fund................................$91,063,761

Neuberger Berman Manhattan Fund...................................$466,917,811

Neuberger Berman Millennium Fund..................................$114,222,436

Neuberger Berman Partners Fund..................................$2,143,883,935

Neuberger Berman Regency Fund......................................$41,880,229

Neuberger Berman Socially Responsive Fund.........................$118,668,092

Neuberger Berman Technology Fund....................................$7,653,133

Advisers Management Trust.......................................$2,362,488,485

      The investment decisions concerning the Fund and the other mutual funds managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Trustees that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

      The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund manager and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
-------------------------------------------------------------

      The directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi L. Schneider, Director.

      The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Phillip Ambrosio, Senior Vice President; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian
E. Hahn, Senior Vice President; Judith Ann Kenney, Senior Vice President; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

      Mr. Sundman and Mr. Kassen are trustees and officers of the Trust. Mr. Gaffney and Mr. Conti are officers of the Trust.

      Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside directors and officers of Neuberger Berman, Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi L. Schneider, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief

Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; and Joseph K. Herlihy, Treasurer.



                            DISTRIBUTION ARRANGEMENTS

      The Fund offers one class of shares, known as Trust Class shares.

      DISTRIBUTOR
      -----------

      NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Trust Class shares are offered on a no-load basis.

      In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in a Prospectus or SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Trust Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

      For the Fund's Trust Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

      The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement ("Distribution Agreement"). The Distribution Agreement continues until June 30, 2002. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.


                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

      The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

      The Fund values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on The Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. The Fund values all other securities and assets, including restricted securities, by a method that the trustees of the Trust believe accurately reflects fair value.

      If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the trustees of the Trust believe accurately reflects fair value.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

      The Fund's shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, the Fund shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

      Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.


                         ADDITIONAL EXCHANGE INFORMATION

      As more fully set forth in the section of the Prospectus entitled "Maintaining Your Account," the Fund's shareholders may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in Trust Class shares of one or more of the other funds managed by NB Management (Other NB Funds) that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.

              EQUITY FUNDS
              ------------

   Neuberger Berman Century Fund          Invests  mainly  in  common  stocks of
                                          large-capitalization   Companies.  The
                                          manager  seeks to buy  companies  with
                                          strong   earnings   growth   and   the
                                          potential for higher earnings,  priced
                                          at attractive levels relative to their
                                          growth rates.

   Neuberger Berman Fasciano Fund         Seeks long-term  capital  growth.  The
                                          portfolio  manager also may consider a
                                          company's  potential  for income prior
                                          to selecting it for the Fund. The Fund
                                          will  invest  primarily  in the common
                                          stocks  of  smaller   companies  I.E.,
                                          those with market  capitalizations  of
                                          less than $1.5 billion at the time the
                                          Fund  first   invests   in  them.   In
                                          selecting  companies  that the manager
                                          believes will appreciate in price, the
                                          manager   will   invest  the  Fund  in
                                          smaller     companies     that     are
                                          under-followed  by major  Wall  Street
                                          brokerage   houses  and  large   asset
                                          management firms.

   Neuberger Berman Focus Fund            Invests  principally  in common stocks
                                          selected   from   13    multi-industry
                                          sectors of the  economy.  To  maximize
                                          potential  return,  the Fund  normally
                                          makes  90% or more of its  investments
                                          in not more  than six  sectors  of the
                                          economy  believed by the Fund managers
                                          to be undervalued.

              EQUITY FUNDS
              ------------

   Neuberger Berman Genesis Fund          Invests   primarily   in   stocks   of
                                          companies     with    small     market
                                          capitalizations (up to $1.5 billion at
                                          the  time of the  Fund's  investment).
                                          Fund  managers  seek to buy the stocks
                                          of strong  companies with a history of
                                          solid   performance   and   a   proven
                                          management  team, which are selling at
                                          attractive prices.

   Neuberger Berman  Guardian  Fund       A growth and income fund that  invests
                                          primarily  in stocks  of  established,
                                          high-quality  companies  that  are not
                                          well  followed  on Wall  Street or are
                                          temporarily out of favor.

   Neuberger Berman International Fund    Seeks long-term  capital  appreciation
                                          by  investing   primarily  in  foreign
                                          stocks of any capitalization,  both in
                                          developed  economies  and in  emerging
                                          markets.     Fund    manager     seeks
                                          undervalued   companies  in  countries
                                          with strong potential for growth.

   Neuberger Berman Manhattan Fund        Invests in securities believed to have
                                          the maximum  potential  for  long-term
                                          capital  appreciation.  Fund  managers
                                          seek  stocks  of  companies  that  are
                                          projected  to  grow  at  above-average
                                          rates and that appear to the  managers
                                          poised  for a  period  of  accelerated
                                          earnings.

   Neuberger Berman Millennium Fund       Seeks  long-term  growth of capital by
                                          investing  primarily in common  stocks
                                          of   small-capitalization   companies,
                                          which it defines as those with a total
                                          market  value  of no  more  than  $1.5
                                          billion   at  the   time  of   initial
                                          investment.  The Fund co-managers take
                                          a growth approach to stock  selection,
                                          looking for new companies  that are in
                                          the  developmental  stage  as  well as
                                          older  companies that appear poised to
                                          grow because of new products,  markets
                                          or management.  Factors in identifying
                                          these  firms  may  include   financial
                                          strength,  a strong position  relative
                                          to competitors  and a stock price that
                                          is  reasonable  relative to its growth
                                          rate.

   Neuberger Berman                       Seeks   capital   growth   through  an
   Partners Fund                          approach  that is intended to increase
                                          capital with reasonable risk. The Fund
                                          manager    looks   at    fundamentals,
                                          focusing  particularly  on cash  flow,
                                          return on capital, and asset values.

   Neuberger Berman                       Seeks  long-term  growth of capital by
   Regency Fund                           investing  primarily in common  stocks
                                          of mid-capitalization  companies which
                                          the   manager   believes   have  solid
                                          fundamentals.

              EQUITY FUNDS
              ------------

   Neuberger Berman                       Seeks long-term  capital  appreciation
   Socially Responsive Fund               by  investing  in  common   stocks  of
                                          companies that meet both financial and
                                          social criteria.

   Neuberger Berman                       Seeks  long-term   capital  growth  by
   Technology Fund                        investing  in the  stocks  of  dynamic
                                          technology and tech-related  companies
                                          of all sizes.
INCOME FUNDS
------------

Neuberger  Berman                         A  money   market  fund   seeking  the
Cash Reserves                             highest current income consistent with
                                          safety and liquidity. The Fund invests
                                          in    high-quality     money    market
                                          instruments.  It seeks to  maintain  a
                                          constant purchase and redemption price
                                          of $1.00.

Neuberger Berman                          A U.S.  Government  money  market fund
Government Money Fund                     seeking  maximum  safety and liquidity
                                          and  the  highest   available  current
                                          income. The Fund invests in securities
                                          issued or  guaranteed  as to principal
                                          or  interest  by the U.S.  Government,
                                          its agencies and instrumentalities and
                                          repurchase    agreements    on    such
                                          securities.  It  seeks to  maintain  a
                                          constant purchase and redemption price
                                          of $1.00.

Neuberger Berman                          In  seeking  its   objective  of  high
High Yield Bond Fund                      current   income   and,   secondarily,
                                          capital   growth,   the  fund  invests
                                          primarily    in    lower-rated    debt
                                          securities.  The Fund may also  invest
                                          in investment  grade  income-producing
                                          and  non-income   producing  debt  and
                                          equity securities.

Neuberger Berman                          Seeks  the  highest   current   income
Limited Maturity Bond Fund                consistent  with low risk to principal
                                          and liquidity and, secondarily,  total
                                          return.   The  Fund  invests  in  debt
                                          securities,    primarily    investment
                                          grade;  maximum  10% below  investment
                                          grade,  but no lower than B.*/ Maximum
                                          average duration of four years.

MUNICIPAL FUNDS
---------------

Neuberger Berman                          A  money   market  fund   seeking  the
Municipal Money Fund                      maximum  current  income  exempt  from
                                          federal  income tax,  consistent  with
                                          safety and liquidity. The Fund invests
                                          in high-quality,  short-term municipal
                                          securities.  It  seeks to  maintain  a
                                          constant purchase and redemption price
                                          of $1.00.

Neuberger Berman Municipal                Seeks high current  tax-exempt  income
Securities Trust                          with  low risk to  principal,  limited
                                          price fluctuation,  and liquidity and,
                                          secondarily,  total  return.  The Fund
                                          invests in investment  grade municipal
                                          securities   with  a  maximum  average
                                          duration of 10 years.

*/    As rated by Moody's  or S&P or, if  unrated  by either of those  entities, determined by NB Management to be of comparable quality.

      Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized. Each fund may terminate or modify its exchange privilege in the future.

      There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

      The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

      The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assts of the Fund, whichever is less. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund distributes to its shareholders, by class, substantially all of any net investment income (after deducting expenses attributable to the class), any net realized capital gains, and any net realized gains from foreign currency transactions it earns or realizes. Timing of capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. The Fund's net investment income consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund's NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

      The Fund generally distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter. Distributions of net realized capital and foreign currency gains, if any, normally are paid once each year, in December.

      Dividends and other distributions are automatically reinvested in additional shares of the relevant class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Fund shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of an Other NB Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

      A cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant class at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND
--------------------

      To qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

      Dividends and interest received by the Fund, and gains realized by the Fund, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      The Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Exchange-traded futures contracts, certain foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends the Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

      Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

      When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize a gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUND'S SHAREHOLDERS
-----------------------------------

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund is required to withhold 30% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to those shareholders who otherwise are subject to backup withholding.

      As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.

                                FUND TRANSACTIONS

      As of the date of this SAI the Fund was new and had not paid any brokerage commissions.

      Fund securities may, from time to time, be loaned by the Fund to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger Berman borrows securities from the Fund in order to re-lend them to Other NB Funds, Neuberger Berman may be required to pay the Fund, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that the Fund has indicated a willingness to lend, Neuberger Berman must borrow such security from the Fund, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than the Fund. If, in any month, the Fund's expenses exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse the Fund for such loss.

      A committee of Independent Trustees from time to time reviews, among other things, information relating to securities loans by the Fund. The Fund does not presently intend to lend portfolio securities to Neuberger Berman.

      In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Trust's knowledge, no affiliate of the Trust receives give-ups or reciprocal business in connection with its securities transactions.

      The use of Neuberger Berman as a broker for the Trust is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by the Trust to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Trust's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Trustees not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Trust unless an appropriate exemption is available.

      A committee of Independent Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Trust and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Trust must be reviewed and approved no less often than annually by a majority of the Independent Trustees.

      To ensure that accounts of all investment clients, including the Trust, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

      Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of the Trust. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Trust cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews confirmation of each agency cross-trade that the Trust participates in.

      The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

      In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

      A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman mutual funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

      Steven R. Brown, who is a Vice President of NB Management and a Managing Director of Neuberger Berman, is the person primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. He has full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.

PORTFOLIO TURNOVER
------------------

      The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by
(2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

                             REPORTS TO SHAREHOLDERS

      Shareholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

THE FUND
--------

      The Fund is a separate ongoing series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      The Trustees have created four classes of shares of the Fund, designated Investor Class, Advisor Class, Trust Class, and Institutional Class. This SAI and the accompanying Prospectus describe Trust Class shares. The other classes of shares are not being offered at this time.

      Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds".

      DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees, and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Trustees do not intend to hold annual meetings of shareholders of the Fund. The Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

      OTHER. Because Fund Trust Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

      The Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Fund correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                              INDEPENDENT AUDITORS


      The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 as the independent auditors who will audit its financial statements.


                                  LEGAL COUNSEL

      The Fund has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1221, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the date of this SAI the Fund was new and had no beneficial and record owners of more than five percent of the Fund.

                             REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

      Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      As of the date of this SAI, the Fund was new and had no financial statements.

                                   APPENDIX A

      RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

      S&P corporate bond ratings:

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



       MOODY'S CORPORATE BOND RATINGS:
       -------------------------------
      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as   medium-grade
obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS--Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating.



       S&P COMMERCIAL PAPER RATINGS:
       -----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

       MOODY'S COMMERCIAL PAPER RATINGS
       --------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                          NEUBERGER BERMAN EQUITY FUNDS
                  POST-EFFECTIVE AMENDMENT NO. 101 ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.    EXHIBITS.
-------     --------

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------
           (a)    (1)     Certificate of Trust.  Incorporated by Reference to
                          Post-Effective Amendment No. 70 to Registrant's
                          Registration Statement, File Nos. 2-11357 and 811-582
                          (Filed August 30, 1995).

                  (2) Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 82 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 21, 1998).

                  (3) Trust Instrument of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

                  (4) Schedule A - Current Series of Neuberger Berman Equity Funds. Filed Herewith.

           (b)            By-laws of Neuberger Berman Equity Funds.
                          Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

           (c)    (1)     Trust Instrument of Neuberger Berman Equity Funds,
                          Articles IV, V, and VI.  Incorporated by Reference to
                          Post-Effective Amendment No. 70 to Registrant's
                          Registration Statement, File Nos. 2-11357 and 811-582
                            (Filed August 30, 1995).

                  (2) By-Laws of Neuberger Berman Equity Funds, Articles V, VI, and VIII. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

           (d)    (1)     (i)   Management Agreement Between Equity Funds and
                                Neuberger Berman Management Inc. Incorporated by Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and
                                811-582 (Filed August 2, 2001).

                          (ii) Schedule A - Series of Equity Funds Currently Subject to the Management Agreement. Filed Herewith.

                          (iii) Schedule B - Schedule of Compensation Under the
                                Management Agreement.  Filed Herewith.

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------

                  (2)     (i)   Sub-Advisory Agreement Between Neuberger Berman
                                Management Inc. and Neuberger Berman, LLC with
                                Respect to Equity Funds.  Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File No. 333-50908 and
                                811-582 (Filed August 2, 2001).

                          (ii) Schedule A - Series of Equity Funds Currently Subject to the Sub-Advisory Agreement. Filed Herewith.

                      (e)(1)(i) Distribution and Services Agreement Between
                                Neuberger Berman Equity Funds and Neuberger
                                Berman Management Inc. with Respect to Trust
                                Class Shares. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Trust Class Distribution and Services Agreement. Filed Herewith.

                  (2)     (i)   Distribution and Services Agreement Between
                                Neuberger Berman Equity Funds and Neuberger
                                Berman Management Inc. with Respect to Advisor
                                Class Shares.  Incorporated by Reference to the
                                Registrant's Registration Statement on Form
                                N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Advisor Class Distribution and Services Agreement. Filed Herewith.

           (f)            Bonus or Profit Sharing Contracts.  None.

           (g)    (1)     Custodian Contract Between Neuberger Berman Equity
                          Funds and State Street Bank and Trust Company.
                          Incorporated by Reference to Post-Effective Amendment
                          No. 74 to Registrant's Registration Statement, File
                          Nos. 2-11357 and 811-582 (Filed December 15, 1995).

                  (2) Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------

           (h)    (1)     (i)   Transfer Agency and Service Agreement Between
                                Neuberger Berman Equity Funds and State Street
                                Bank and Trust Company.  Incorporated by
                                Reference to Post-Effective Amendment No. 70 to
                                Registrant's Registration Statement, File Nos.
                                2-11357 and 811-582 (Filed August 30, 1995).

                          (ii) First Amendment to Transfer Agency and Service Agreement Between Neuberger Berman Equity Funds and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

                          (iii) Second Amendment to Transfer Agency and Service
                                Agreement between Neuberger Berman Equity Funds and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 12, 1997).

                          (iv) Schedule of Compensation under the Transfer Agency and Service Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

                  (2)     (i)   Administration Agreement Between Neuberger
                                Berman Equity Funds and Neuberger Berman
                                Management Inc. with Respect to Trust Class
                                Shares. Incorporated by Reference to the Registrant's Registration Statement on Form
                                N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Administration Agreement with Respect to Trust Class. Filed Herewith.

                          (iii) Schedule B - Schedule of Compensation Under the
                                Administration Agreement with Respect to Trust Class. Filed Herewith.

                  (3)     (i)   Administration Agreement Between Neuberger
                                Berman Equity Funds and Neuberger Berman
                                Management Inc. with Respect to Advisor Class
                                Shares. Incorporated by Reference to the Registrant's Registration Statement on
                                Form N-14, File Nos. 333-50908 and 811-582
                                (Filed August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Administration Agreement with Respect to Advisor Class.
                                Filed Herewith.

                          (iii) Schedule B - Schedule of Compensation Under
                                the Administration Agreement with Respect to Advisor Class. Filed Herewith.

           (i) Opinion and Consent of Kirkpatrick & Lockhart LLP with Respect to Securities Matters of the Registrant. Incorporated by Reference to Post-Effective Amendment No. 99 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed February 15, 2002).

           (j)            Consent of Independent Auditors.  None.

           (k)            Financial Statements Omitted from Prospectus.  None.

           (l)            Letter of Investment Intent.  None.

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------

           (m)    (1) (i)   Plan Pursuant to Rule 12b-1 with Respect to Trust
                            Class of Equity Funds. Incorporated by Reference to
                            Post-Effective Amendment No. 92 to Registrant's
                            Registration Statement, File Nos. 2-11357 and
                            811-582 (Filed December 13, 2000).

                      (ii) Schedule A - Series of Neuberger Berman Equity Funds currently subject to the plan pursuant to Rule 12b-1 with respect to Trust Class. Filed Herewith.

                  (2) (i) Plan Pursuant to Rule 12b-1 with Respect to Advisor Class of Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

                      (ii) Schedule A - Series of Neuberger Berman Equity Funds currently subject to the plan pursuant to Rule 12b-1 with Respect to Advisor Class. Filed Herewith.

           (n) Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

           (o) Code of Ethics for Registrant, its Investment Advisers and Principal Underwriters. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
--------    --------------------------------------------------------------

        No person is controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION.
--------    ----------------

        A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

        Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

        Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB

Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Registrant.

        Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

        Section 12 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant's series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 13 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 14 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

        Section 11 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF ADVISER AND SUB-ADVISER.
-------     ---------------------------------------------------------

        There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Claudia Brandon                                  Secretary, Neuberger Berman
Vice President/Mutual Fund Board Relations,      Advisers Management Trust;
NB Management Inc. since May 2000; Vice          Secretary, Neuberger Berman
President, NB Management from 1986-1999;         Equity Funds; Secretary,
Employee, Neuberger Berman since 1999.           Neuberger Berman Income Funds.

Thomas J. Brophy                                 None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc. since March 2000.

Valerie Chang                                    None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Brooke A. Cobb                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Robert Conti                                     Vice President, Neuberger
Vice President, Neuberger Berman; Senior Vice    Berman Income Funds; Vice
President, NB Management Inc. since November     President, Neuberger Berman
2000; Treasurer, NB Management Inc. until May    Equity Funds; Vice President,
2000.                                            Neuberger Berman Advisers
                                                 Management Trust

Robert W. D'Alelio                               None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Stanley G. Deutsch                               None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc. since September
2000.

Ingrid Dyott                                     None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc.

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Michael F. Fasciano                              President, Fasciano Company
Managing Director, Neuberger Berman since        Inc. until March 2001;
March 2001; Vice President, NB Management Inc.   Portfolio Manager, Fasciano
since March 2001.                                Fund Inc. until March 2001.

Robert S. Franklin                               None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc.

Brian P. Gaffney                                 Vice President, Neuberger
Managing Director, Neuberger Berman since        Berman Income Funds; Vice
April 2000, Senior Vice President,               President, Neuberger Berman
NB Management Inc. since November 2000; Vice     Equity Funds; Vice President,
President, NB Management from April 1997         Neuberger Berman Advisers
through November 1999.                           Management Trust.

Robert I. Gendelman                              None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Thomas E. Gengler, Jr.                           None.
Senior Vice President, Neuberger Berman since
February 2001, prior thereto, Vice President,
Neuberger Berman since 1999; Senior Vice
President, NB Management Inc. since March 2001 prior thereto, Vice President, NB Management
Inc.

Theodore P. Giuliano                             None.
Vice President (and Director until February
2001), NB Management Inc.; Managing Director,
Neuberger Berman

Joseph K. Herlihy                                Treasurer, Neuberger Berman
Senior Vice President, Treasurer, Neuberger      Inc.
Berman; Treasurer, NB Management Inc.

Michael M. Kassen                                Executive Vice President, Chief
Executive Vice President and Chief Investment    Investment Officer and
Officer, Neuberger Berman; Chairman and          Director, Neuberger Berman Inc.
Director, NB Management Inc. since May 2000, prior thereto, Executive Vice President, Chief
Investment Officer and Director, NB Management
Inc. from November 1999 until May 2000; Vice
President from June 1990 until November 1999.

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Barbara R. Katersky                              None.
Senior Vice President, Neuberger Berman;
Senior Vice President, NB Management Inc.

Robert B. Ladd                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Kelly M. Landron                                 None.
Vice President, NB Management Inc. since March
2000.

Jeffrey B. Lane                                  Director, Chief Executive
Chief Executive Officer and President,           Officer and President,
Neuberger Berman; Director, NB Management Inc.   Neuberger Berman Inc.;
since February 2001.                             Director, Neuberger Berman
                                                 Trust Company from June 1999
                                                 until November 2000.

Josephine Mahaney                                None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Michael F. Malouf                                None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Robert Matza                                     Executive Vice President, Chief
Executive Vice President and Chief Operating     Operating Officer and Director,
Officer, Neuberger Berman since January 2001,    Neuberger Berman Inc. since
prior thereto, Executive Vice President and      January 2001, prior thereto,
Chief Administrative Officer, Neuberger          Executive Vice President, Chief
Berman; Director, NB Management Inc. since       Administrative Officer and
April 2000.                                      Director, Neuberger Berman,
                                                 Inc.

Ellen Metzger                                    Assistant Secretary, Neuberger
Vice President, Neuberger Berman; Secretary,     Berman Inc. since 2000.
NB Management Inc.

Arthur Moretti                                   Managing Director, Eagle
Managing Director, Neuberger Berman since June   Capital from January 1999 until
2001; Vice President, NB Management Inc. since   June 2001.
June 2001.

S. Basu Mullick                                  None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Janet W. Prindle                                 Director, Neuberger Berman
Managing Director, Neuberger Berman; Vice        National Trust Company since
President, NB Management Inc.                    January 2001; Director
                                                 Neuberger Berman Trust Company
                                                 of Delaware since April 2001.

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Kevin L. Risen                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Heidi L. Schneider                               Executive Vice President and
Executive Vice President, Neuberger Berman;      Director, Neuberger Berman
Director, NB Management Inc. since February      Inc.; Chair and Director,
2001.                                            Neuberger Berman National Trust
                                                 Company since January 2001;
                                                 Director, Neuberger Berman
                                                 Trust Company of Delaware since
                                                 February 2000 (and Chair until
                                                 January 2001); Director,
                                                 Neuberger Berman Trust Company
                                                 until September 2001 (and Chair
                                                 from September 1999 until
                                                 January 2001).

Benjamin E. Segal                                None.
Managing Director, Neuberger Berman since
November 2000, prior thereto, Vice President,
Neuberger Berman; Vice President,
NB Management Inc.

Jennifer Silver                                  None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Kent C. Simons                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Matthew S. Stadler                               Senior Vice President and Chief
Senior Vice President and Chief Financial        Financial Officer, Neuberger
Officer, Neuberger Berman since August 2000,     Berman Inc. since August 2000;
prior thereto, Controller, Neuberger Berman      Senior Vice President and Chief
from November 1999 to August 2000; Senior Vice   Financial Officer, National
President and Chief Financial Officer, NB        Discount Brokers Group from May
Management Inc. since August 2000.               1999 until October 1999.

Peter E. Sundman                                 Executive Vice President and
President and Director, NB Management Inc.;      Director, Neuberger Berman
Executive Vice President, Neuberger Berman.      Inc.; President and Chief
                                                 Executive Officer, Neuberger
                                                 Berman Income Funds, President
                                                 and Chief Executive Officer,
                                                 Neuberger Berman Advisers
                                                 Management Trust; President and
                                                 Chief Executive Officer,
                                                 Neuberger Berman Equity Funds.

Judith M. Vale                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Catherine Waterworth                             None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc.

Allan R. White, III                              None.
Managing Director, Neuberger Berman; Vice
President, NB Management.

        The principal address of NB Management Inc., Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

ITEM 27.    PRINCIPAL UNDERWRITERS.
-------     ----------------------

      (a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

            Neuberger Berman Advisers Management Trust
            Neuberger Berman Income Funds

      (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.

                       POSITIONS AND OFFICES              POSITIONS AND OFFICES
NAME                   WITH UNDERWRITER                   WITH REGISTRANT
----                   ----------------                   ---------------
Claudia Brandon        Vice President/Mutual Fund Board   Secretary
                       Relations

Thomas J. Brophy       Vice President                     None

Valerie Chang          Vice President                     None

Brooke A. Cobb         Vice President                     None

Robert Conti           Senior Vice President              Vice President

Robert W. D'Alelio     Vice President                     None

Stanley G. Deutsch     Vice President                     None

Ingrid Dyott           Vice President                     None

Michael F. Fasciano    Vice President                     None

Robert S. Franklin     Vice President                     None

Brian P. Gaffney       Senior Vice President              Vice President

Robert I. Gendelman    Vice President                     None

Thomas E. Gengler, Jr. Senior Vice President              None

Theodore P. Giuliano   Vice President                     None

Joseph K. Herlihy      Treasurer                          None

Michael M. Kassen      Chairman and Director              President

Barbara R. Katersky    Senior Vice President              None

Robert B. Ladd         Vice President                     None

Kelly M. Landron       Vice President                     None

Jeffrey B. Lane        Director                           None

Josephine Mahaney      Vice President                     None

Michael F. Malouf      Vice President                     None

Robert Matza           Director                           None

Ellen Metzger          Secretary                          None

Arthur Moretti         Vice President                     None

                       POSITIONS AND OFFICES              POSITIONS AND OFFICES
NAME                   WITH UNDERWRITER                   WITH REGISTRANT
----                   ----------------                   ---------------
S. Basu Mullick        Vice President                     None

Janet W. Prindle       Vice President                     None

Kevin L. Risen         Vice President                     None

Heidi L. Schneider     Director                           None

Benjamin E. Segal      Vice President                     None

Jennifer K. Silver     Vice President                     None

Kent C. Simons         Vice President                     None

Matthew S. Stadler     Senior Vice President and Chief    None
                       Financial Officer

Peter E. Sundman       President and Director             Trustee and Chairman
                                                          of the Board

Judith M. Vale         Vice President                     None

Catherine Waterworth   Vice President                     None

Allan R. White, III    Vice President                     None


      (c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.
--------    ---------------------------------

        All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

ITEM 29.    MANAGEMENT SERVICES
--------    -------------------

        Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

ITEM 30.    UNDERTAKINGS
--------    ------------

        None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NEUBERGER BERMAN EQUITY FUNDS certifies that it meets all of the requirements for effectiveness of Post-Effective Amendment No. 101 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 24 day of April, 2001.

                                         NEUBERGER BERMAN EQUITY FUNDS


                                By:        /s/ Michael M. Kassen               *
                                         ---------------------------------------
                                        Michael M. Kassen
                                        President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 101 has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                TITLE                                     DATE
---------                                -----                                     ----



  /s/ Peter E. Sundman          *            Chairman of the Board                 April 24, 2002
--------------------------------
Peter E. Sundman                               and Trustee (Chief
                                               Executive Officer)


  /s/ Michael M. Kassen         *            President and Trustee                 April 24, 2002
--------------------------------
Michael M. Kassen



  /s/ Richard Russell                        Treasurer (Principal Financial and    April 24, 2002
---------------------------------
Richard Russell                                Accounting Officer)

                                             (signatures continued on next page)




SIGNATURE                                TITLE                                     DATE
---------                                -----                                     ----

  /s/ John Cannon               *           Trustee                               April 24, 2002
--------------------------------
John Cannon



  /s/ Faith Colish              *            Trustee                               April 24, 2002
--------------------------------
Faith Colish



  /s/ Walter G. Ehlers          *            Trustee                               April 24, 2002
--------------------------------
Walter G. Ehlers



   /s/ C. Anne Harvey           *            Trustee                               April 24, 2002
--------------------------------
C. Anne Harvey



  /s/ Barry Hirsch              ^            Trustee                               April 24, 2002
--------------------------------
Barry Hirsch



  /s/ Robert A. Kavesh          *            Trustee                               April 24, 2002
--------------------------------
Robert A. Kavesh



_______________________                      Trustee
Howard A. Mileaf



  /s/ Edward I. O'Brien         *            Trustee                               April 24, 2002
--------------------------------
Edward I. O'Brien


SIGNATURE                                TITLE                                     DATE
---------                                -----                                     ----

  /s/ John P. Rosenthal         *            Trustee                               April 24, 2002
--------------------------------
John P. Rosenthal




  /s/ William E. Rulon          *            Trustee                               April 24, 2002
--------------------------------
William E. Rulon




  /s/ Cornelius T. Ryan         *            Trustee                               April 24, 2002
--------------------------------
Cornelius T. Ryan




  /s/ Tom Decker Seip           *            Trustee                               April 24, 2002
--------------------------------
Tom Decker Seip



  /s/ Candace L. Straight        *           Trustee                               April 24, 2002
--------------------------------
Candace L. Straight



  /s/ Peter P. Trapp            *            Trustee                               April 24, 2002
--------------------------------
Peter P. Trapp





*Signed pursuant to Power of Attorney by Arthur C. Delibert on April 24, 2002.